UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2019 (November 4, 2019)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 5, 2019, Third Point Reinsurance Ltd. ("the Company") issued a press release reporting its financial results as of and for the third quarter ended September 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1. In addition, a copy of the Third Point Reinsurance Ltd. Financial Supplement as of and for the third quarter ended September 30, 2019 is furnished herewith as Exhibit 99.2.
The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 5, 2019, the Company announced the appointment of Joseph L. Dowling, 55, to the Company’s Board of Directors, effective November 4, 2019, as a Class III director with a term ending in 2022. Mr. Dowling has served since July 2018 as the Chief Executive Officer of the Brown University Investment Office and from June 2013 to July 2018 served as the Chief Investment Officer of Brown University, where he was responsible for the University’s endowment. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in 1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. Since September 2017, Mr. Dowling has also served as an independent Trustee of the Board of Trustees of the Harbor Funds.
Mr. Dowling has been appointed to serve on the Investment and Finance Committee.
The Company expects Mr. Dowling to enter into the Company’s standard Director Service Agreement, a form of which is filed as Exhibit 10.8.1 to our annual report on Form 10-K for the year ending December 31, 2013. There are no arrangements or understandings between Mr. Dowling and the Company (or any of its subsidiaries) pursuant to which Mr. Dowling was appointed as a director of the Company.
In connection with the appointment of Mr. Dowling to the Company’s Board, the Company issued a press release on November 5, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Earnings Press Release dated November 5, 2019.
99.2	Financial Supplement.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2019	/s/ Christopher S. Coleman
	Name:	Christopher S. Coleman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release dated November 5, 2019.
99.2	Financial Supplement.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)